UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K
_______________
Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2012
Date of Report (Date of earliest event reported)

_______________

BB&T Corporation
(Exact name of registrant as specified in its charter)
_____________

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

     On June 18, 2012, BB&T Corporation, a North Carolina corporation (the “Company”), issued a press release announcing that it will redeem all of the issued and outstanding trust preferred securities of each of the trusts listed in the press release, on the redemption dates specified in the notices that the Company disseminated to the holders of the applicable securities. Under applicable bank regulatory capital guidelines, upon notice of redemption the trust preferred securities will no longer qualify as Tier 1 capital for the Company. The redemptions will be funded with available cash.

       A copy of the press release referenced above is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.
99.1 BB&T Corporation Press Release, dated June 18, 2012

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

/s/ Daryl N. Bible
Daryl N. Bible
Senior Executive Vice President and
Chief Financial Officer

Date: June 18, 2012

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

99.1   BB&T Corporation Press Release, dated June 18, 2012